EXHIBIT 10.18

***: CERTAIN MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION.

                       AGREEMENT FOR SALES REPRESENTATION


GENERAL
AGREEMENT on this 30th day of January , 1998, between Thrige Electric A/S ("COMPANY"), a Danish Corporation with offices at Tolderlundsvej 3, 5000 Odense C, and NDC Automation, Inc. ("REPRESENTATIVE"), a Delaware Corporation with offices at 3101 Latrobe Drive, Charlotte, NC 28211, USA.


1. DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings assigned to them below:

"Products" shall mean the products described on Schedule A attached hereto.

"Territory" shall mean the United States and Canada.


2. APPOINTMENT
Subject to the provisions of this Agreement, the COMPANY appoints the REPRESENTATIVE to be its exclusive representative in the Territory. The scope of REPRESENTATIVE's authority and responsibilities are set forth in this Agreement. REPRESENTATIVE acknowledges that it has no power or authority to accept any order for the COMPANY, or to make warranties or guaranties as to the Products, or to make any commitment for the COMPANY or to obligate the COMPANY in any respects whatsoever. REPRESENTATIVE further acknowledges that it is not an agent or employee of the COMPANY but is an independent contractor.


3. COMMISSIONS
REPRESENTATIVE will be paid commissions, in U.S. dollars, on the amount actually received by the COMPANY from sales of Products to customers in the Territory, after the following deductions:

(a) Freight and insurance
(b) Sales and other taxes, duties, impositions and charges
(c) Other: There will be no commission paid on tooling, jigs, fixtures, cancellation charges and the like unless otherwise agreed.

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COMMISSION/EXPENSES. A fixed commission of *** for the REPRESENTATIVE will be included in the COMPANY's pricing to the customers during the first twelve (12) month period. During this period, the COMPANY guarantees REPRESENTATIVE seventy five thousand dollars ($75,000). This sum will be paid in arrears in twelve (12) monthly installments of six thousand two hundred fifty dollars ($6,250) and deducted from any commission due to REPRESENTATIVE within the first sixteen (16) months.

After the twelve (12) month period, the intention is to review and discuss the results and the market situation and their possible effects on the rate of commission.

If the price quoted by COMPANY has to be reduced to obtain the contract, the Parties shall in good faith discuss such reduction and its effect on the commission.

COMMISSION PAYMENT. Commissions will be due to the REPRESENTATIVE upon receipt of payment by the COMPANY and payable to the REPRESENTATIVE once a month on the last day of each month. No commission shall be due or paid unless and until COMPANY receives payment on an order.

SALES OUTSIDE THE TERRITORY. Company shall pay to REPRESENTATIVE on all sales made outside the Territory anywhere in the world and delivered to customers within the Territory, fifty percent (50%) of the compensation which would be payable if such sales were made within the Territory.

***


4. COMPENSATION AFTER EXPIRATION
As of the expiration date, COMPANY will no longer be bound to pay commissions to the REPRESENTATIVE on sales in the Territory, except on orders obtained by the REPRESENTATIVE prior to the expiration of the Agreement, which result in shipments within four (4) months after the expiration date. No commissions will be paid on any shipments made more than four (4) months after the date of expiration, no matter what the reason for such delay.


5. CUSTOMER PROPOSALS
The parties agree on the main principle that the COMPANY shall execute the final proposal to the customer, in close consultation with the REPRESENTATIVE. The COMPANY will send a copy of the proposal to the REPRESENTATIVE before it is received by the customer to allow the REPRESENTATIVE the opportunity to present and/or follow up the proposal. The parties agree to jointly work out quoting procedures that are as efficient as possible and that meet customers' requirements.


6. TRADEMARKS, PATENTS, ETC.
(a) The REPRESENTATIVE acknowledges that this Agreement conveys no right to any trademarks, copyrights, patents, proprietary information or other intellectual property rights of the COMPANY, all of which are the sole property of the COMPANY.

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(b)     The REPRESENTATIVE shall advertise the Products solely under the trademarks of the COMPANY PROVIDED THAT the advertisements of the Products may include, in a position that is remote from the trademarks, the name and/or address of the REPRESENTATIVE. All goodwill and any rights that may arise as a result of REPRESENTATIVE's use of the COMPANY's trademarks, trade names or logos shall inure solely to the benefit of the COMPANY.

(c) The REPRESENTATIVE shall not at any time in any manner whether by advertising or in any other manner do any act or thing which would or might adversely affect the validity of any patents, copyrights or trademarks belonging to the COMPANY, except by the COMPANY's direction.

(d) The REPRESENTATIVE shall upon becoming aware of any infringement or imitation of any such patents, copyrights or trademarks in the Territory, immediately notify the COMPANY thereof by facsimile confirmed by letter.

(e) Neither the COMPANY nor the REPRESENTATIVE, its officers, agents, servants, and employees shall not during the term of this Agreement or any time thereafter, disclose in any manner to any person, firm or corporation whether in competition with either party or not, any knowledge or information pertaining to the conduct or details of either party's business or its processes, formulas, machinery, devices, products, and components used by either party in carrying on its own business, or lists of either party's customers.

        This obligation of confidentiality shall not extend to:

        (i) Information which is or becomes part of the public domain through no fault of either party;
        (ii) Information which can be shown to have been legally disclosed to either party by a third party which has not breached any obligation as to non-disclosure;
        (iii) Information which can be shown by either party to have been acquired without restriction prior to disclosure of the same information to it by the other party;
        (iv) Information which can be shown by either party to have been developed by it independently of any disclosure of confidential information to it pursuant to this Agreement; or
        (v) Information about market conditions or customers which either party develops as a result of its duties hereunder.


7. OBLIGATIONS BY REPRESENTATIVE

The REPRESENTATIVE shall, at its cost and expense, for as long as this Agreement shall continue:

(a) promote and seek to increase the sales of the Products in the Territory, and exercise its best efforts in fulfilling its obligations under this Agreement, and promote the sale of the Products in such a way that the goodwill of the COMPANY will be supported.

(b) employ adequate and qualified personnel to allow the REPRESENTATIVE to carry out his obligations under this Agreement;

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(c)     provide facilities necessary to adequately support the marketing, sales, storing, shipping and service of the Products, at terms mutually agreed between the Parties;

(d) maintain an adequate stock of spare parts for the Products to meet the reasonable requirements of customers, at terms mutually agreed between the Parties;

(e) communicate to the COMPANY as soon as practicable any discovery, improvement or invention (whether patentable or not) which may be discovered by or may otherwise come into the possession of the REPRESENTATIVE and which constitutes an improvement to or a modification of the Products; the REPRESENTATIVE shall at the request of the COMPANY grant to the COMPANY a non-exclusive license to use any such invention, discovery or improvement in return for the payment of reasonable royalties except as restricted by other contracts or REPRESENTATIVE'S own reasonable commercial needs for confidentiality;

(f) use all reasonable endeavors in advertising, promotion and publicity of the Products supplied by the COMPANY;

(g) provide upon reasonable request by the COMPANY a detailed written market report including but not limited to such information as a review of the forthcoming year, market conditions, competition, details of sales achieved, e.g. spares, (including the name and location of customers), and details of selling prices including breakdown of costs. In particular, the REPRESENTATIVE shall, as part of the report, submit a sales forecast for the following year, such forecast to be agreed with the COMPANY. Other reports concerning sales may be requested should these be relevant to the sale of the production.


8. UNDERTAKINGS BY REPRESENTATIVE TO REFRAIN The REPRESENTATIVE shall not during the term of this Agreement:

(a) purport to act or hold itself out as entitled to act as agent of the COMPANY for any purpose whatsoever,

(b) incur any liability on behalf of the COMPANY or in any very pledge or purport to pledge the COMPANY's credit or accept any order to make any contract binding upon the COMPANY.

(c)     advertise the Products outside the Territory;

(d) without the prior consent in writing of the COMPANY, be concerned or interested either directly or indirectly in the manufacture, production, sale or advertisement of any goods in the Territory which are like or similar to or which either alone or in conjunction with some other product perform or are designed to perform the same or a similar function to or which might otherwise compete or interfere with the sale of any of the Products; this restriction shall apply for the term of this Agreement and for a period of twelve (12) months after the date of expiration; and

(e) assign or transfer the benefit of this Agreement or any part thereof to any third party without the prior written consent of the COMPANY, including (without limitation) authorize any party (other than employees of the REPRESENTATIVE) to market or sell the Products.

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9. OBLIGATIONS OF THE COMPANY
The Company shall during the term of this Agreement:

(a) assist the REPRESENTATIVE in advertising Products, by supplying such advice and assistance as the COMPANY deems appropriate, and by supplying free of charge, such an amount of sales aids and literature as it considers reasonably sufficient, with a view to promoting sales of the Products within the Territory; and

(b) support the REPRESENTATIVE in its selling and technical efforts by regular visits to the Territory of experienced personnel at times and frequencies to be determined by the COMPANY; such visits shall take place where practicable at least twice a year;


10. SECRECY
Except where necessary for the purpose of:

(a)     prospecting for Customers for Products, and
(b)     instructing existing Customers on the use and maintenance of Products,

The REPRESENTATIVE shall not at any time, whether during the continuance of this Agreement or after its termination from whatever cause, disclose to any third party any information, know-how, data, drawings or specifications relating to the Products or any part thereof in any manner whatsoever, or relating to pricing or market or customer information except with the prior consent in writing of the COMPANY.

        This obligation of secrecy shall not extend to:

        (i) Information which is or becomes part of the public domain through no fault of REPRESENTATIVE;
        (ii) Information which can be shown to have been legally disclosed to REPRESENTATIVE by a third party which has not breached any obligation as to non-disclosure;
        (iii) Information which can be shown by REPRESENTATIVE have been acquired without restriction prior to disclosure of the same information to it by COMPANY;
        (iv) Information which can be shown by REPRESENTATIVE to have been developed by it independently of any disclosure of confidential information to it pursuant to this Agreement; or
        (v) Information about market conditions or customers which REPRESENTATIVE develops as a result of its duties hereunder.

11. TERM AND TERMINATION
(a) The initial term of this Agreement will be three (3) years from the date set forth on the first page hereof. Each Party may terminate the Agreement with three (3) months' written notice if the order intake is less than *** for the first year and less than *** for each of the two
        (2) following

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        years. Thereafter, this Agreement may be renewed for one (1) year periods, provided the Parties agree to do so in writing.

(b)     This Agreement shall terminate if:

        (i) either party commits any breach of any of the obligations or agreements on its part contained in this Agreement or under any other agreement between the parties, and, in the case of a breach capable of being remedied, does not remedy the same within thirty (30) days after the receipt of notice in writing from the other party requiring it so to do; or

        (ii) payment of any sum due to either party under this Agreement or any other agreement between the parties remains unpaid for a period of thirty (30) days after the same becomes due; or

        (iii) either party becomes insolvent or goes into liquidation or has a receiver or similar official appointed in respect of all or a substantial part of its business; or

        (iv) the REPRESENTATIVE suffers a significant change of ownership, or merges or consolidates with one or more party, with the result that control of the REPRESENTATIVE vests in a Competitor (or vice versa).

        For this purpose:

        a "significant change in ownership" shall be deemed to have occurred when more than fifty percent (50%) of the equity share holding (or equivalent in terms of the ability to direct the affairs of the REPRESENTATIVE) in the REPRESENTATIVE is held by any party who at the date of this Agreement holds less than fifty percent (50%) of such equity; and a "Competitor" shall be deemed to be any manufacturer or supplier of products which is similar to or which are designed to perform a similar function to the Products whether alone or in conjunction with any other product or which might otherwise interfere with the sale of any of the Products covered by this Agreement, then the innocent party may forthwith by notice in writing terminate this Agreement. Any such termination shall be without prejudice to the rights of the parties accrued up to the date of termination.

(c) Upon the expiration or sooner termination of this Agreement, the REPRESENTATIVE shall forthwith return to the COMPANY, or otherwise deal as may be directed by the COMPANY with all Products, customer lists, catalogues, specification and other documentation and data relating to the Products belonging to the COMPANY and which may at the time of such expiration or termination be in the hands of or under the control of the REPRESENTATIVE.

(d) The COMPANY, by reason of the expiration or termination of this Agreement in conformity with the terms hereof shall not be liable to the REPRESENTATIVE for compensation, reimbursement, or damage either because of the loss of goodwill, present or prospective profits on sales of Products, expenditures, investments, commitments made in connection therewith, or related to the performance hereunder or the business or goodwill of the REPRESENTATIVE, except as stipulated under this Agreement or agreed in writing between the Parties.

(e)     ***

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(f)     The provisions of sections 4, 5, 10 and 12 through 16 shall survive any termination of this Agreement.

12. WAIVER

The failure of either party hereto to exercise or enforce any right conferred upon that party under this Agreement shall not be deemed to be a waiver of any such right or operate to bar the exercise or enforcement thereof at any time or times thereafter.

13. NOTICES
Any notice required to be given by either party under the terms of this Agreement shall be given by registered letter or facsimile addressed to the party for whom it is intended at its last known place of business. Every notice shall be deemed to have been received and given at the time when in the ordinary course of transmission it should have been delivered to the address to which it was sent or within seven (7) days after the date of dispatch of such notice, whichever is the earlier.


14. ENTIRE AGREEMENT
This Agreement embodies the entire agreement between the parties in relation to Products and all previous understandings, representations, statements, undertakings and agreements, written or otherwise between the parties in relation to Products are hereby canceled as from the date of signature hereof. The parties agree that neither of them has placed any reliance whatsoever on any previous understandings, representations, undertakings, statements and agreements other than those expressly incorporated in this Agreement.


15. AMENDMENTS

All amendments hereto must be in writing and signed by both the COMPANY and the REPRESENTATIVE.


16. PRODUCT LIABILITY INDEMNIFICATION AND INSURANCE

COMPANY agrees to maintain a comprehensive liability insurance coverage including product liability coverage throughout the term of this Agreement, which covers REPRESENTATIVE as a vendor according to Schedule B. REPRESENTATIVE agrees to maintain a comprehensive liability insurance coverage including product liability throughout the term of this Agreement.

17. CHOICE OF LAW AND FORUM
This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws. Both parties hereby irrevocably and unconditionally waives any claim to assert that the law of any other jurisdiction should govern this Agreement.

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Any dispute or controversy arising out of or relating to this Agreement shall be settled by means of arbitration under the laws and proceedings of the State of New York, unless otherwise agreed between both parties in writing.

Both parties hereby consent to the jurisdiction of the court of the State of New York and the United States District Court of New York with respect to any suit, action or other proceeding arising under or in respect of this Agreement or with respect to the transactions contemplated hereby, and expressly waives any and all objections the parties may have to venue in any such courts. Neither party shall bring any suit, action or other proceeding under or in respect of this Agreement in any courts other than the above. The parties further agree that any summon and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to the other party at its address provided at the beginning of this Agreement or as otherwise provided under the laws of the State of New York.


18. ACCEPTANCE SIGNATURES

Executed the day and year set forth above.


THRIGE ELECTRIC A/S                    NDC AUTOMATION, INC.



By:      /s/ Mogens From               By:      /s/  Ralph Dollander
    ---------------------------            ------------------------------
Title:   President                     Title:   President
       ------------------------               ---------------------------


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                                    ATTACHMENTS


SCHEDULE A :  List of Products

SCHEDULE B :  COMPANY's liability insurance with endorsement for vendor



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